an investment you can live with

Prospectus

May 1, 2008

100 Park Avenue

New York, NY 10017

New York City Telephone (212) 682-7600

Toll-Free Telephone (800) 874-1092

For Retirement Plan Information — Toll-Free Telephone (800) 445-1777

Tri-Continental Corporation is a diversified, closed-end investment company—a publicly traded investment fund. The Corporation’s Common Stock is traded on the New York Stock Exchange under the symbol “TY.” The closing market price of the Common Stock on February 29, 2008 was $18.80 per share.

The Corporation invests primarily for the longer term, and over the years the Corporation’s objective has been to produce future growth of both capital and income while providing reasonable current income. Common stocks have made up the bulk of investments. However, assets may be held in cash or invested in all types of securities. See “Investment Objective and Other Policies and Related Risks.” No assurance can be given that the Corporation’s investment objective will be realized. The Corporation’s manager is J. & W. Seligman & Co. Incorporated.

This Prospectus applies to all shares of Common Stock purchased under the Corporation’s various Investment Plans for which an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act”), is not available, and to all shares of Common Stock issued upon exercise of the Corporation’s outstanding Warrants. See “Investment Plans and Other Services.” The shares of Common Stock covered by this Prospectus also may be issued from time to time by the Corporation to acquire the assets of personal holding companies, private investment companies or publicly owned investment companies. See “Issuance of Shares in Connection with Acquisitions.”

This Prospectus sets forth concisely the information that a prospective investor should know about the Corporation before investing. Investors are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Corporation, including a Statement of Additional Information (“SAI”) dated May 1, 2008, has been filed with the Securities and Exchange Commission. The SAI, as well as the Corporation’s most recent Annual and Mid-Year Reports are also available upon request and without charge by writing or calling the Corporation at the address or telephone numbers listed above. Investors may also write or call the Corporation in order to request other available information or to make stockholder inquiries. The SAI is dated the same date as this Prospectus and is incorporated herein by reference in its entirety. The table of contents of the SAI appears on page 28 of this Prospectus. The 2007 Annual Report contains financial statements of the Corporation for the year ended December 31, 2007, which are incorporated by reference into the SAI. The SAI, as well as the Corporation’s most recent Annual and Mid-Year Reports are also available at www.tricontinental.com. The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus. The Securities and Exchange Commission maintains a web site (www.sec.gov) that contains the Prospectus, SAI, material incorporated by reference, and other information filed electronically by the Corporation.

The Securities and Exchange Commission has neither approved nor disapproved these securities, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

Common Stock

($0.50 par value)

CETRI 1 5/08

SUMMARY OF CORPORATION EXPENSES

The following table illustrates the expenses and fees that the Corporation expects to incur and that you can expect to bear as a stockholder of the Corporation.

Stockholder Transaction Expenses
Automatic Dividend Investment and Cash Purchase Plan Fees	— (1)
Annual Expenses for 2007 (as a percentage of net assets attributable to Common Stock)
Management Fees	0.41%
Other Expenses(2)	0.25%

Total Annual Expenses	0.66%

(1)

Stockholders participating in the Corporation’s investment plans pay a maximum $2.00 fee per transaction. See “Investment Plans and Other Services—Automatic Dividend Investment and Cash Purchase Plan” for a description of the investment plans and services.

(2)	Based on actual expenses incurred in 2007.

The following example illustrates the costs you would pay on a $1,000 investment, assuming a 5% annual return:

	1 Year	3 Years	5 Years	10 Years
Tri-Continental Corporation Common Stock	$7	$21	$37	$82

The purpose of the table above is to assist you in understanding the various costs and expenses you will bear directly or indirectly. For more complete descriptions of the various costs and expenses, see “Management of the Corporation” and “Investment Plans and Other Services—Automatic Dividend Investment and Cash Purchase Plan.”

The example does not represent actual costs, which may be more or less than those shown. Moreover, the Corporation’s actual rate of return may be more or less than the hypothetical 5% return shown in the example.

PROSPECTUS SUMMARY

The following is qualified in its entirety by the more detailed information included elsewhere in this Prospectus.

This Prospectus applies to shares of Common Stock of the Corporation. The Corporation invests primarily for the longer term and has no Charter restrictions with respect to such investments. Over the years the Corporation’s objective has been to produce future growth of both capital and income while providing reasonable current income. There can be no assurance that this objective will be achieved. While common stocks have made up the bulk of investments, assets may be held in cash or invested in all types of securities in whatever amounts or proportions J. & W. Seligman & Co. Incorporated (the “Manager”) believes best suited to current and anticipated economic and market conditions. These may include preferred stock, debt securities, repurchase agreements, derivatives, including options and equity-linked notes, illiquid securities and securities of foreign issuers, each of which could involve certain risks. See “Investment Objective and Other Policies and Related Risks.”

The Manager manages the investment of the assets of the Corporation and administers its business and other affairs pursuant to a Management Agreement that was initially approved by the Board of Directors and the stockholders of the Corporation, and annually thereafter by the Board of Directors. The Manager also serves as manager of twenty-one other U.S. registered investment companies which, together with the Corporation, make up the “Seligman Group of Funds.” The aggregate assets of the Seligman Group of Funds as of March 31, 2008 were approximately $10.1 billion. The Manager also provides investment management or advice to institutional and other accounts having a value as of March 31, 2008 of approximately $7.8 billion. The Manager’s fee is based in part on the average daily net assets of the Corporation. The management fee rate for the year ended December 31, 2007 was equivalent to 0.41% of the Corporation’s average daily net investment assets. See “Management of the Corporation.”

Shares of Common Stock covered by this Prospectus may be purchased from time to time by Seligman Data Corp. (“SDC”), the Plan service agent for Automatic Dividend Investment and Cash Purchase Plans, Individual Retirement Accounts (“IRAs”), Retirement Plans for Self-Employed Individuals, Partnerships and Corporations, the J. & W. Seligman & Co. Incorporated Matched Accumulation Plan and the Seligman Data Corp. Employees’ Thrift Plan (collectively, the “Plans”), as directed by participants, and may be sold from time to time by the Plan service agent for participants in Systematic Withdrawal Plans. See “Investment Plans and Other Services” and “Description of Warrants.” Shares will be purchased for the Plans on the New York Stock Exchange or elsewhere when the market price of the Common Stock is equal to or less than its net asset value, and any brokerage commissions applicable to such purchases will be charged pro rata to the Plan participants. Shares will be purchased for the Plans from the Corporation at net asset value when the net asset value is lower than the market price, all as more fully described in this Prospectus.

A discussion regarding the basis for the Corporation’s Board of Director’s approval of the continuation of the management agreement between the Corporation and the Manager is available in the Corporation’s Annual Report for 2007.

On November 15, 2007, the Board of Directors voted to renew the Corporation’s Stock Repurchase Program, which began in November 1998. The program allows the Corporation to repurchase up to 5.0% of the Corporation’s outstanding Common Stock during the period January 1, 2008 through December 31, 2008 directly from stockholders and in the open market, provided that, with respect to shares purchased in the open market, the excess of net asset value of a share of Common Stock over its market price (the discount) is greater than 5.0%. The shares repurchased under the Stock Repurchase Program are cancelled increasing the number of authorized but unissued shares available for issuance to participants in the Automatic Dividend Investment and Cash Purchase Plan. The Stock Repurchase Program seeks, among other things, to moderate the growth in the number of shares outstanding, increase the net asset value of the Corporation’s outstanding shares, reduce the dilutive impact on stockholders who do not take capital gains distributions in additional shares and increase the liquidity of the Corporation’s Common Stock in the marketplace. Shares acquired by the Corporation from participants in the Systematic Withdrawal Plan and other stockholder plans, as well as shares purchased for the Corporation in the open market to meet demand under the Automatic Dividend Investment and Cash Purchase Plan, are counted towards the repurchase limit under the Stock Repurchase Program. For the year ended December 31, 2007, the Corporation repurchased 4,245,571 shares, representing 4.1% of outstanding shares at the beginning of the year. This compares to 4,984,873 shares repurchased during the year ended December 31, 2006, representing 4.6% of the shares outstanding. Since January 1, 1999 (the first full year of the share repurchases in the open market), the Corporation has repurchased 56.1 million shares in the open market. Because the Corporation was able to acquire its shares at a discount to net asset value, such purchases for the period from January 1, 1999 to December 31, 2007 increased the Corporation’s total return on net asset value by approximately 7.5% during this period. Assets of the Corporation used to repurchase its Common Stock are not available for investment in accordance with the Corporation’s investment objective and policies.

THE CORPORATION

The Corporation is a Maryland corporation formed in 1929 by the consolidation of two predecessor corporations. It is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified management investment company of the closed-end type. The Corporation’s Common Stock is listed on the New York Stock Exchange under the symbol “TY.” The average weekly trading volume on that and other exchanges during 2007 was 750,487 shares. The Corporation’s Common Stock has historically been traded on the market at less than net asset value. As of February 29, 2008, the Corporation had 102,837,746 shares of Common Stock outstanding and net assets attributable to Common Stock of $2,139,767,286.

FINANCIAL HIGHLIGHTS

The Corporation’s financial highlights for the years presented below have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm. This information, which is derived from the financial and accounting records of the Corporation, should be read in conjunction with the financial statements and notes contained in the Corporation’s 2007 Annual Report, which may be obtained from the Corporation as provided on the cover page of this Prospectus.

“Per share operating performance” data is designed to allow you to trace the operating performance, on a per Common share basis, from the beginning net asset value to the ending net asset value so that you can understand what effect the individual items have on your investment, assuming it was held throughout the year. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amount, using average shares outstanding.

Per Share Operating Performance, Total

(for a share of Common Stock

	2007	2006	2005
Per Share Operating Performance:
Net asset value, beginning of year	$25.66	$22.16	$21.87

Net investment income	0.84	0.33	0.26
Net realized and unrealized investment gain (loss)	(1.01)	3.47	0.29
Net realized and unrealized gain (loss) from foreign currency transactions	—	—	—

Increase (decrease) from investment operations	(0.17)	3.80	0.55
Dividends paid on Preferred Stock	(0.02)	(0.02)	(0.02)
Dividends paid on Common Stock	(0.87)	(0.28)	(0.24)
Distribution from net gain realized	(1.57)	—	—
Issuance of Common Stock in gain distributions	—	—	—

Net increase (decrease) in net asset value	(2.63)	3.50	0.29

Net asset value, end of year	$23.03	$25.66	$22.16

Adjusted net asset value, end of year*	$22.98	$25.60	$22.10
Market value, end of year	$20.90	$22.38	$18.58
Total investment return:
Based upon market value	3.51%	22.10%	2.98%
Based upon net asset value	(0.52)%	17.38%	2.66%
Ratios and Supplemental Data:
Expenses to average net investment assets	0.65%	0.79%	0.64%
Expenses to average net assets for Common Stock	0.66%	0.80%	0.65%
Net investment income to average net investment assets	3.17%	1.37%	1.18%
Net investment income to average net assets for Common Stock	3.22%	1.40%	1.20%
Portfolio turnover rate	123.02%	121.81%	70.77%
Net investment assets, end of year (000s omitted):
For Common Stock	$2,373,429	$2,657,209	$2,392,304
For Preferred Stock	37,637	37,637	37,637

Total net investment assets	$2,411,066	$2,694,846	$2,429,941

*	Assumes the exercise of outstanding warrants. Warrant exercise terms were: December 20, 1997 to June 23, 1998—16.06 shares at $1.40 per share; June 24, 1998 to December 18, 1998—16.78 shares at $1.34 per share; December 19, 1998 to June 24, 1999—17.85 shares at $1.26 per share; June 25, 1999 to December 16, 1999—18.14 shares at $1.24 per share; December 17, 1999 to June 21, 2000—19.56 shares at $1.15 per share; June 22, 2000 to December 17, 2000—19.90 shares at $1.13 per share;

The total investment return based on market value measures the Corporation’s performance assuming you purchased shares of the Corporation at the market value as of the beginning of the year, invested dividends and capital gains paid as provided for in the Corporation’s Automatic Dividend Investment and Cash Purchase Plan, and then sold your shares at the closing market value per share on the last day of the year. The computation does not reflect any sales commissions you may incur in purchasing or selling shares of the Corporation. The total investment return based on net asset value is similarly computed except that the Corporation’s net asset value is substituted for the corresponding market value.

The ratios of expenses and net investment income to average net investment assets and to average net assets for Common Stock for the periods presented do not reflect the effect of dividends paid to Preferred Stockholders.

Investment Return, Ratios and Supplemental Data

outstanding throughout each year)

Year Ended December 31,

2004	2003	2002	2001	2000	1999	1998

$19.55	$15.72	$21.69	$25.87	$32.82	$34.13	$32.06

0.26	0.18	0.25	0.32	0.35	0.48	0.54
2.31	3.84	(5.95)	(3.02)	(3.25)	2.90	7.01
—	—	—	—	—	—	(0.01)

2.57	4.02	(5.70)	(2.70)	(2.90)	3.38	7.54
(0.02)	(0.02)	(0.01)	(0.01)	(0.02)	(0.02)	(0.02)
(0.23)	(0.17)	(0.26)	(0.28)	(0.33)	(0.48)	(0.52)
—	—	—	(1.11)	(3.30)	(3.79)	(4.28)
—	—	—	(0.08)	(0.40)	(0.40)	(0.65)

2.32	3.83	(5.97)	(4.18)	(6.95)	(1.31)	2.07

$21.87	$19.55	$15.72	$21.69	$25.87	$32.82	$34.13

$21.82	$19.51	$15.69	$21.65	$25.82	$32.75	$34.06
$18.28	$16.40	$13.25	$18.75	$21.1875	$27.875	$28.50

12.95%	25.24%	(28.18)%	(5.22)%	(11.56)%	12.57%	26.19%
13.36%#	25.84%	(26.35)%	(10.20)%	(8.29)%	10.67%	25.80%

0.65%	0.68%	0.67%	0.59%	0.54%	0.56%	0.58%
0.66%	0.70%	0.68%	0.60%	0.54%	0.56%	0.58%
1.26%	1.03%	1.29%	1.36%	1.10%	1.36%	1.59%

1.28%	1.05%	1.31%	1.37%	1.11%	1.38%	1.60%
47.36%	138.65%	152.79%	124.34%	54.13%	42.83%	63.39%

$2,470,781	$2,310,999	$1,958,295	$2,873,655	$3,458,009	$4,109,863	$4,002,516
37,637	37,637	37,637	37,637	37,637	37,637	37,637

$2,508,418	$2,348,636	$1,995,932	$2,911,292	$3,495,646	$4,147,500	$4,040,153

December	18, 2000 to December 16, 2001—21.63 shares at $1.04 per share; December 17, 2001 to July 25, 2007—22.50 shares at $1.00 per share; July 26, 2007 to September 19, 2007—22.73 shares at $0.99 per share; September 20, 2007 to December 18, 2007—22.96 shares at $0.98 per share; and subsequently, 23.20 shares at $0.97 per share.
#	Excluding the effect of a payment received from the Manager, the total return would have been 13.33%.

Senior Securities—$2.50 Cumulative Preferred Stock

The following information is being presented with respect to the Corporation’s $2.50 Cumulative Preferred Stock. The first column presents the number of shares of Preferred Stock outstanding at the end of each of the periods presented. Asset Coverage represents the total amount of net assets of the Corporation in relation to each share of Preferred Stock outstanding as of the end of the respective periods. The Involuntary Liquidation Preference is the amount each share of Cumulative Preferred Stock would be entitled to upon involuntary liquidation of these shares.

Year	Total Shares Outstanding	Year-End Asset Coverage Per Share	Involuntary Liquidation Preference Per Share	Average Daily Market Value Per Share
2007	752,740	$3,203	$50	$43.77
2006	752,740	3,580	50	43.48
2005	752,740	3,228	50	45.70
2004	752,740	3,332	50	45.40
2003	752,740	3,120	50	44.16
2002	752,740	2,654	50	40.61
2001	752,740	3,868	50	37.57
2000	752,740	4,644	50	34.72
1999	752,740	5,510	50	37.31
1998	752,740	5,367	50	40.27

CAPITALIZATION AT FEBRUARY 29, 2008

Title of Class	Authorized	Outstanding	Amount Held by Registrant or for its Account
$2.50 Cumulative Preferred Stock, $50 par value	1,000,000 shs.	752,740 shs.	–0– shs.
Common Stock, $0.50 par value	159,000,000 shs.*	102,837,746 shs.	–0– shs.
Warrants to purchase Common Stock	10,985 wts.	10,985 wts.	–0– wts.

*	254,852 shares of Common Stock were reserved for issuance upon the exercise of outstanding Warrants.

TRADING AND NET ASSET VALUE INFORMATION

The following table shows the high and low sale prices of the Corporation’s Common Stock on the composite tape for issues listed on the New York Stock Exchange for each calendar quarter since the beginning of 2006, as well as the net asset values and the range of the percentage discounts to net asset value per share that correspond to such prices.

	Market Price		Corresponding Net Asset Value		Corresponding Discount to Net Asset Value
2006	High	Low	High	Low	High	Low
1st Q	20.40	18.86	23.30	22.44	(12.45)	(15.95)
2nd Q	20.66	18.85	23.74	21.59	(12.97)	(12.69)
3rd Q	21.21	18.92	23.89	21.72	(11.22)	(12.89)
4th Q	22.55	20.88	25.81	23.83	(12.63)	(12.38)

2007
1st Q	23.28	22.10	26.45	25.15	(11.98)	(12.13)
2nd Q	26.69	22.73	28.06	25.74	(4.88)	(11.69)
3rd Q	26.51	21.88	28.35	24.57	(6.49)	(10.95)
4th Q	24.78	20.57	26.91	22.90	(7.92)	(10.17)

2008
1st Q	20.51	16.80	22.68	18.74	(9.57)	(10.35)

The Corporation’s Common Stock has historically been traded on the market at less than net asset value. The closing market price, net asset value and percentage discount to net asset value per share of the Corporation’s Common Stock on March 31, 2008 were $17.42, $19.62 and (11.21)%, respectively.

INVESTMENT OBJECTIVE AND OTHER POLICIES AND RELATED RISKS

The Corporation is a Maryland corporation formed in 1929 by the consolidation of two predecessor corporations. It is registered under the 1940 Act as a diversified management investment company of the closed-end type.

The Corporation invests primarily for the longer term and has no Charter restrictions with respect to such investments. Over the years, the Corporation’s investment objective has been to produce future growth of both capital and income while providing reasonable current income. There can be no assurance that this objective will be achieved. While common stocks have made up the bulk of investments, assets may be held in cash or invested in all types of securities, that is, in bonds, debentures, notes, preferred and common stocks, rights and warrants (subject to limitations as set forth in the SAI), derivatives (including options and equity-linked notes), and other securities, in whatever amounts or proportions the Manager believes best suited to current and anticipated economic and market conditions.

The management’s present investment policies, in respect to which it has freedom of action, are:

(1)  it keeps investments in individual issuers within the limits permitted diversified companies under the 1940 Act (i.e., 75% of its total assets must be represented by cash items, government securities, securities of other investment companies, and securities of other issuers which, at the time of investment, do not exceed 5% of the Corporation’s total assets at market value in the securities of any issuer and do not exceed 10% of the voting securities of any issuer);

(2)  it does not make investments with a view to exercising control or management except that it has an investment in SDC;

(3)  it ordinarily does not invest in other investment companies, but it may purchase up to 3% of the voting securities of such investment companies, provided purchases of securities of a single investment company do not exceed in value 5% of the total assets of the Corporation and all investments in investment company securities do not exceed 10% of total assets; and

(4)  it has no fixed policy with respect to portfolio turnover and purchases and sales in the light of economic, market and investment considerations. The portfolio turnover rates for the ten fiscal years ended December 31, 2007 are shown under “Financial Highlights.”

The foregoing investment objective and policies may be changed by management without stockholder approval, unless such a change would change the Corporation’s status from a “diversified” to a “non-diversified” company under the 1940 Act.

The Corporation’s stated fundamental policies relating to the issuance of senior securities, the borrowing of money, the underwriting of securities of other issuers, the concentration of investments in a particular industry or groups of industries, the purchase or sale of real estate, the purchase or sale of commodities or commodity contracts, and the making of loans may not be changed without a vote of stockholders. A more detailed description of the Corporation’s investment policies, including a list of those restrictions on the Corporation’s investment activities which cannot be changed without such a vote, appears in the SAI. Within the limits of these fundamental policies, management has reserved freedom of action.

Repurchase Agreements:  The Corporation may enter into repurchase agreements with respect to debt obligations which could otherwise be purchased by the Corporation. A repurchase agreement is an instrument under which the Corporation may acquire an underlying debt instrument and simultaneously obtain the commitment of the seller to repurchase the security at an agreed upon price and date within a number of days (usually not more than seven days from the date of purchase). The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Corporation will make payment for such securities only upon physical delivery or evidence of book transfer to the account of the Corporation’s custodian. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Corporation’s ability to dispose of the underlying securities.

Illiquid Securities:  The Corporation may invest up to 15% of its net investment assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the 1933 Act) and other securities that are not readily marketable. The Corporation may purchase restricted securities that can be offered and sold to “qualified institutional buyers” under Rule 144A of the 1933 Act, and the Corporation’s Board of Directors may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should this determination be made, the Board of Directors will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. This investment practice could have the effect of increasing the level of illiquidity in the Corporation, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

Foreign Securities:  The Corporation may invest in commercial paper and certificates of deposit issued by foreign banks and may invest in other securities of foreign issuers directly or through American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”), European Depositary Receipts (“EDRs”) or Global Depositary Receipts (“GDRs”) (collectively, “Depositary Receipts”). Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a U.S. company and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to U.S. companies. Foreign securities may not be as liquid as U.S. securities. Securities of foreign companies may involve greater market risk than securities of U.S. companies, and foreign brokerage commissions and custody fees are generally higher than those in the United States. Investments in foreign securities may also be subject to local economic or political risks, political instability and possible nationalization of issuers. ADRs and ADSs are instruments generally issued by domestic banks or trust companies that represent the deposits of a security of a foreign issuer. ADRs and ADSs may be publicly traded on exchanges or over-the-counter in the United States and are quoted and settled in dollars at a price that generally reflects the dollar equivalent of the home country share price. EDRs and GDRs are typically issued by foreign banks or trust companies and traded in Europe. Depositary Receipts may be issued under sponsored or unsponsored programs. In sponsored programs, the issuer has made arrangements to have its securities traded in the form of a Depositary Receipt. In unsponsored programs, the issuers may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of securities represented by unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, the import of such information may not be reflected in the market value of such receipts. The Corporation may invest up to 10% of its total assets in foreign securities that it holds directly, but this 10% limit does not apply to foreign securities held through Depositary Receipts or to commercial paper and certificates of deposit issued by foreign banks.

Leverage:  Senior securities issued or money borrowed to raise funds for investment have a prior fixed dollar claim on the Corporation’s assets and income. Any gain in the value of securities purchased or income received in excess of the cost of the amount borrowed or interest or dividends payable causes the net asset value of the Corporation’s Common Stock or the income available to it to increase more than otherwise would be the case. Conversely, any decline in the value of securities purchased or income received on them that is less than the asset or income claims of the senior securities or cost of borrowed money causes the net asset value of the Common Stock or income available to it to decline more sharply than would be the case if there were no prior claim. Funds obtained through senior securities or borrowings thus create investment opportunity, but they also increase exposure to risk. This influence ordinarily is called “leverage.” As of February 29, 2008, the only senior securities of the Corporation outstanding were 752,740 shares of its $2.50 Cumulative Preferred Stock, $50 par value. The dividend rate as of February 29, 2008 on such preferred stock was $2.50 per annum payable quarterly. Based on its February 29, 2008 net asset value, the Corporation’s portfolio requires an annual return of 0.09% in order to cover dividend payments on the Preferred Stock. For a description of such payments, see “Description of Capital Stock.” The following table illustrates the effect of leverage relating to presently outstanding Preferred Stock on the return available to a holder of the Corporation’s Common Stock.

Assumed return on portfolio (net of expenses)	-10%	-5%	0%	5%	10%
Corresponding return to common stockholder	-10.26%	-5.18%	-0.09%	5.00%	10.09%

The purpose of the table above is to assist you in understanding the effects of leverage. The percentages appearing in the table are hypothetical. Actual returns may be greater or less than those shown above.

Equity-Linked Securities:  The Corporation may invest up to 10% of its assets in equity-linked securities (each, an “ELS”) as part of its overall investment strategy. An ELS is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an “Underlying Equity”). An ELS typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. However, the holder of an ELS may have limited or no benefit from any appreciation in the Underlying Equity, but is exposed to downside market risk. The Corporation may purchase ELSs that trade on a securities exchange or those that trade on the over-the-counter markets, including securities offered and sold under Rule 144A of the 1933 Act. The Corporation may also purchase an ELS in a privately negotiated transaction with the issuer of the ELS (or its broker-dealer affiliate).

Other Risks:  Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Corporation’s net asset value and market price will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

The Corporation may not invest 25% or more of its total assets in securities of companies in any one industry. The Corporation may, however, invest a substantial percentage of its assets in certain industries or economic sectors believed to offer good investment opportunities. If an industry or economic sector in which the Corporation is invested falls out of favor, the Corporation’s performance may be negatively affected.

The Corporation’s investments in ELSs may subject it to the downside market risk associated with the Underlying Equity, and to additional risks not typically associated with investments in listed equity securities, such as liquidity risk, credit risk of the issuer, and concentration risk.

The Corporation’s performance may be affected by the broad investment environment in the U.S. or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Foreign securities or illiquid securities in the Corporation’s portfolio involve higher risk and may subject the Corporation to higher price volatility. Investing in securities of foreign issuers involves risks not associated with U.S. investments, including settlement risks, currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions, and settlement and custody risks.

Options transactions can involve a high degree of risk, including the possibility of a total loss of the amount invested. When options are purchased over-the-counter, there is a risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such over-the-counter options may also be illiquid and, in such cases, the Corporation may have difficulty closing out its position.

The Corporation may actively and frequently trade securities in its portfolio to carry out its principal investment strategies. A high portfolio turnover rate increases transaction costs which may increase the Corporation’s expenses. Frequent and active trading may cause adverse tax consequences for investors in the Corporation due to an increase in short-term capital gains.

An investment in the Corporation is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MANAGEMENT OF THE CORPORATION

The Manager:  In accordance with the applicable laws of the State of Maryland, the Board of Directors provides broad supervision over the affairs of the Corporation. Pursuant to a Management Agreement, the Manager manages the investment of the assets of the Corporation and administers its business and other affairs. In that connection, the Manager makes purchases and sales of portfolio securities consistent with the Corporation’s investment objective and policies.

The Manager is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions and corporations. The Manager also serves as manager of twenty-one other U.S. registered investment companies of the Seligman Group of Funds. These other companies are: Seligman Asset Allocation Series, Inc., Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Core Fixed Income Fund, Inc., Seligman Frontier Fund, Inc., Seligman Global Fund Series, Inc., Seligman Growth Fund, Inc., Seligman High Income Fund Series, Seligman Income and Growth Fund, Inc., Seligman LaSalle International Real Estate Fund, Inc., Seligman LaSalle Real State Fund Series, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman Select Municipal Fund, Inc., Seligman TargetHorizon ETF Portfolios, Inc. and Seligman Value Fund Series, Inc. The address of the Manager is 100 Park Avenue, New York, NY 10017. Mr. William C. Morris, Chairman and Director of the Manager and Chairman of the Board of Directors and a Director of the Corporation, owns a majority of the outstanding voting securities of the Manager and is a controlling person of the Manager.

As compensation for the services performed and the facilities and personnel provided by the Manager, the Corporation pays to the Manager promptly after the end of each month a fee, calculated on each day during such month, equal to the Applicable Percentage of the daily net assets of the Corporation at the close of business on the previous business day. The term “Applicable Percentage” means the amount (expressed as a percentage and rounded to the nearest one millionth of one percent) obtained by dividing (i) the Fee Amount by (ii) the Fee Base. The term “Fee Amount” means the sum on an annual basis of:

0.45 of 1% of the first $4 billion of Fee Base

0.425 of 1% of the next $2 billion of Fee Base

0.40 of 1% of the next $2 billion of Fee Base, and

0.375 of 1% of the Fee Base in excess of $8 billion.

The term “Fee Base” as of any day means the sum of the net assets at the close of business on the previous day of each of the investment companies registered under the 1940 Act for which the Manager or any affiliated company acts as investment adviser or manager (including the Corporation).

A discussion regarding the basis for the Corporation’s Board of Director’s approval of the continuance of the management agreement between the Corporation and the Manager is available in the Corporation’s Annual Report for 2007.

The Corporation’s portfolio is managed by the Manager’s Core/Growth Investment Team, of which John B. Cunningham is co-head. Mr. Cunningham, a Managing Director and Chief Investment Officer of the Manager, is Vice President and Portfolio Manager of the Corporation. He is also Vice President and Portfolio Manager of Seligman Common Stock Fund, Inc. and Seligman Income and Growth Fund, Inc., Vice President and Co-Portfolio Manager of Seligman TargetHorizon ETF Portfolios, Inc., and Vice President of Seligman Portfolios, Inc. (“SPI”) and Portfolio Manager of its Seligman Common Stock Portfolio. Prior to joining the Manager in 2004, Mr. Cunningham was, beginning in 2001, a Managing Director, Senior Portfolio Manager of Salomon Brothers Asset Management (“SBAM”) and Group Head of SBAM’s Equity Team.

Erik J. Voss, a Managing Director of the Manager and co-head of the Manager’s Core/Growth Team, is Co-Portfolio Manager of the Corporation. In addition to his responsibilities in respect of the Corporation, Mr. Voss is Vice President and Portfolio Manager of Seligman Capital Fund, Inc. and Seligman Growth Fund, Inc., Vice President of SPI and Portfolio Manager of its Seligman Capital Portfolio and Co-Portfolio Manager of Seligman Common Stock Portfolio, Co-Portfolio Manager of Seligman Common Stock Fund, Inc. and Seligman Income and Growth Fund, Inc., and portfolio manager of one other registered investment company. Prior to joining the Manager in 2006, Mr. Voss was a portfolio manager at Wells Capital Management Incorporated from January 2005 through March 2006, and prior thereto, Strong Capital Management, Inc. from October 2000 through January 2005.

Mr. Cunningham is the lead Portfolio Manager of the Corporation and primarily responsible for the composition of the Corporation’s portfolio. Mr. Voss provides advice, analysis and recommendations to Mr. Cunningham and may also make investment decisions for the Corporation.

The Corporation’s SAI provides additional information about the compensation of the individuals named above (the “Portfolio Managers”), other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of the securities of the Corporation.

The Corporation pays all its expenses other than those assumed by the Manager, including brokerage commissions, fees and expenses of independent attorneys and auditors, taxes and governmental fees, cost of stock certificates, expenses of printing and distributing prospectuses, expenses of printing and distributing reports, notices and proxy materials to stockholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of stockholders’ meetings, expenses of corporate data processing and related services, stockholder record-keeping and stockholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of directors of the Corporation not employed by the Manager or its affiliates, insurance premiums, interest on borrowings, and extraordinary expenses, such as litigation expenses.

The Management Agreement provides that it will continue in effect until December 29 of each year if such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Board of Directors or of the outstanding voting securities of the Corporation and by a vote of a majority of Directors who are not parties to the Management Agreement or interested persons of any such party) and if the Manager shall not have notified the Corporation at least 60 days prior to December 29 of any year that it does not desire such continuance. The Management Agreement may be terminated by the Corporation, without penalty, on 60 days’ written notice to the Manager and will terminate automatically in the event of its assignment.

Custodian. State Street Bank and Trust Company serves as custodian for the Corporation’s portfolio securities and is located at 801 Pennsylvania Avenue, Kansas City, Missouri 64105.

Stockholder Service Agent. Seligman Data Corp. serves as stockholder service agent to the Corporation and is located at 100 Park Avenue, New York, New York 10017.

Regulatory Matters

In late 2003, the Manager conducted an extensive internal review concerning mutual fund trading practices. The Manager’s review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by the Manager (the “Seligman Funds”); this arrangement was in the process of being closed down by the Manager before September 2003. The Manager identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, the Manager, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. The Manager also provided information concerning mutual fund trading practices to the Securities and Exchange Commission (the “SEC”) and the Office of the Attorney General of the State of New York (“NYAG”).

In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager and Seligman Advisors, Inc. (“Seligman Advisors”) relating to frequent trading in the Seligman Funds. The Manager responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that the Manager had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against the Manager, Seligman Advisors, Seligman Data Corp. and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies managed by the Manager is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by the Manager to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit.

Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by the Manager and not by the Seligman Funds. If the NYAG obtains injunctive relief, the Manager and its affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies.

The Manager does not believe that the foregoing legal action or other possible actions will have a material adverse impact on the Manager or its clients, including the Seligman Funds and other investment companies managed by it; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

DESCRIPTION OF CAPITAL STOCK

(a)  Dividend Rights:  Common Stockholders are entitled to receive dividends only if and to the extent declared by the Board of Directors and only after (i) such provisions have been made for working capital and for reserves as the Board may deem advisable, (ii) full cumulative dividends at the rate of $0.625 per share per quarterly dividend period have been paid on the Preferred Stock for all past quarterly periods and have been provided for the current quarterly period, and (iii) such provisions have been made for the purchase or for the redemption (at a price of $55 per share) of the Preferred Stock as the Board may deem advisable. In any event, no dividend may be declared upon the Common Stock unless, at the time of such declaration, the net assets of the Corporation, after deducting the amount of such dividend and the amount of all unpaid dividends declared on the Preferred Stock, shall be at least equal to $100 per outstanding share of Preferred Stock. The equivalent figure was $2,892.64 at February 29, 2008.

(b)  Voting Rights:  The Preferred Stock is entitled to two votes and the Common Stock is entitled to one vote per share at all meetings of stockholders. In the event of a default in payments of dividends on the Preferred Stock equivalent to six quarterly dividends, the Preferred Stockholders are entitled, voting separately as a class to the exclusion of Common Stockholders, to elect two additional directors, such right to continue until all arrearages have been paid and current Preferred Stock dividends are provided for. Notwithstanding any provision of law requiring any action to be taken or authorized by the affirmative vote of the holders of a designated portion of all the shares or of the shares of each class, such action shall be effective if taken or authorized by the affirmative vote of a majority of the aggregate number of the votes entitled to vote thereon, except that a class vote of Preferred Stockholders is also required to approve certain actions adversely affecting their rights. Any change in the Corporation’s fundamental policies may also be authorized by the vote of 67% of the votes present at a meeting if the holders of a majority of the aggregate number of votes entitled to vote are present or represented by proxy.

Consistent with the requirements of Maryland law, the Corporation’s Charter provides that the affirmative vote of two-thirds of the aggregate number of votes entitled to be cast thereon shall be necessary to authorize any of the following actions: (i) the dissolution of the Corporation; (ii) a merger or consolidation of the Corporation (in which the Corporation is not the surviving corporation) with (a) an open-end investment company or (b) a closed-end investment company, unless such closed-end investment company’s Articles of Incorporation require a two-thirds or greater proportion of the votes entitled to be cast by such company’s stock to approve the types of transactions covered by clauses (i) through (iv) of this paragraph; (iii) the sale of all or substantially all of the assets of the Corporation to any person (as such term is defined in the 1940 Act); or (iv) any amendment of the Charter of this Corporation which makes any class of the Corporation’s stock a redeemable security (as such term is defined in the 1940 Act) or reduces the two-thirds vote required to authorize the actions listed in this paragraph. This could have the effect of delaying, deferring or preventing changes in control of the Corporation.

(c)  Liquidation Rights:  In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after payment to the Preferred Stockholders of an amount equal to $50 per share plus dividends accrued or in arrears, the Common Stockholders are entitled, to the exclusion of the Preferred Stockholders, to share ratably in all the remaining assets of the Corporation available for distribution to stockholders.

(d)  Other Provisions:  Common Stockholders do not have preemptive, subscription or conversion rights, and are not liable for further calls or assessments. The Corporation’s Board of Directors (other than any directors who may be elected to represent Preferred Stockholders as described above) are classified as nearly as possible into three equal classes with a maximum three-year term so that the term of one class of directors expires annually. Such classification provides continuity of experience and stability of management while providing for the election of a portion of the Board of Directors each year. Such classification could have the effect of delaying, deferring or preventing changes in control of the Corporation.

The Board of Directors may classify or reclassify any unissued stock of any class with or without par value (including Preferred Stock and Common Stock) into one or more classes of preference stock on a parity with, but not having preference or priority over, the Preferred Stock by fixing or altering before the issuance thereof the designations, preferences, voting powers, restrictions and qualifications of, the fixed annual dividends on, the times and prices of redemption, the terms of conversion, the number and/or par value of the shares and other provisions of such stock to the full extent permitted by the laws of Maryland and the Corporation’s Charter. Stockholder approval of such action is not required.

DESCRIPTION OF WARRANTS

The Corporation’s Charter and Warrant certificates provide that each Warrant represents the right during an unlimited time to purchase one share of Common Stock at a price of $22.50 per share, subject to increase in the number of shares purchasable and adjustment of the price payable pursuant to provisions of the Charter requiring such adjustments whenever the Corporation issues any shares of Common Stock at a price less than the Warrant purchase price in effect immediately prior to issue. Each Warrant presently entitles the holder to purchase 23.44 shares of Common Stock at $0.96 per share. There were 10,985 Warrants outstanding at February 29, 2008. Fractional shares of Common Stock are not issued upon the exercise of Warrants. In lieu thereof, the Corporation issues scrip certificates representing corresponding fractions of the right to receive a full share of Common Stock if exchanged by the end of the second calendar year following issuance or of the proceeds of the sale of a full share if surrendered during the next four years thereafter.

COMPUTATION OF NET ASSET VALUE

Net asset value of the Common Stock is determined daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time) each day the New York Stock Exchange is open for trading.

Net asset value per share of Common Stock is determined by dividing the current value of the assets of the Corporation less its liabilities and the prior claim of the Preferred Stock by the total number of shares of Common Stock outstanding.

Generally, securities owned by the Corporation are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. Securities not listed on an exchange or security market or for which there is no last sales price are valued at the mean of the most recent bid and asked price, or by the Manager based on quotations provided by primary market makers in such securities. If the Manager concludes that the most recently reported (or closing) price of a security held by the Corporation is no longer valid or reliable, or such price is otherwise unavailable, the Manager will value the security at its fair value as determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility. Short-term holdings maturing in 60 days or less are valued at current market quotations or at amortized cost if the Manager believes that it approximates fair value. Short-term holdings with more than 60 days remaining to maturity will be valued at current market value until the 60th day prior to maturity, and will then be valued as described above for short-term obligations maturing in 60 days or less.

All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars by a pricing service based upon the mean of the bid and asked prices of such currencies against the U.S. dollar quoted by a major bank which is a regular participant in the institutional foreign exchange markets.

DIVIDEND POLICY AND TAXES

Distributions:  Distributions are paid quarterly on the Preferred Stock in a fixed amount. Pursuant to the Corporation’s Distribution Policy described under the section “Distribution Policy,” which was approved by stockholders on May 30, 2007, the Corporation makes quarterly distributions to holders of its Common Stock in a minimum amount per share equal to 2.75% of the net asset value attributable to a share of Common Stock on the last business day of the preceding calendar quarter, subject to the Board’s right to suspend, modify or terminate the Distribution Policy. Substantially all of the taxable net investment income and any taxable net gain realized on investments is paid to Common Stockholders at least annually in accordance with requirements under the Internal Revenue Code of 1986, as amended, and other applicable statutory and regulatory requirements. Distributions made by the Corporation are expected to consist of net investment income and either one or both of net realized capital gains and return of capital. For further information relating to the Distribution Policy, see “Distribution Policy,” below.

For new stockholder accounts established after June 1, 2007, unless SDC is otherwise instructed by you, distributions on the Common Stock are paid in book shares of Common Stock which are entered in your Tri-Continental account as “book credits.” You may also elect to receive distributions 75% in shares and 25% in cash, 50% in shares and 50% in cash, or 100% in cash. Any such election must be received by SDC by the record date for a distribution. If you hold your shares of Common Stock through an intermediary (such as a broker), you should contact the intermediary to discuss your reinvestment and distribution options. Elections received after a record date for a distribution will be effective in respect of the next distribution. Shares issued to you in respect of distributions will be at a price equal to the lower of: (i) the closing sale price of the Common Stock on the New York Stock Exchange on the ex-dividend date or (ii) the greater of net asset value per share of Common Stock and 95% of the closing price of the Common Stock on the New York Stock Exchange on such trading day. Distributions received by you will have the effect of reducing the net asset value of the shares of the Corporation by the amount of such distributions. If the net asset value of shares is reduced below your cost by a distribution, the distribution will be taxable as described below even though it is in effect a return of capital.

Prior to the implementation of the Corporation’s Distribution Policy, stockholders holding their shares directly (rather than through intermediaries such as brokers), were able to elect different payment options for capital gain payments and dividend distributions. Because future distributions may consist of both capital gain and net investment income, as well as a return of capital, the payment options have changed.

In early June 2007 a letter was mailed to stockholders holding their shares directly providing an opportunity for them to make the new elections under the Distribution Policy noted above. Stockholders who do not update their prior elections will receive future distributions as set forth below under “Default Option” until such time as they provide an updated election:

Prior Election	Default Option
• 100% of capital gain and dividend distributions reinvested in shares	• 100% of distributions will be reinvested in shares
• 100% of capital gain and dividend distributions paid in cash	• 100% of distributions will be paid in cash
• 100% of capital gain distributions reinvested in shares; 100% of dividend distributions paid in cash	• 75% of distributions will be reinvested in shares and 25% of distributions will be paid in cash
• 75% of capital gain distributions reinvested in shares and 25% paid in cash; 100% of dividend distributions reinvested in shares	• 75% of distributions will be reinvested in shares and 25% of distributions will be paid in cash
• 75% of capital gain distributions reinvested in shares and 25% paid in cash; 100% of dividends paid in cash	• 50% of distributions will be reinvested in shares and 50% of distributions will be paid in cash

Distribution Policy: The Corporation’s Stockholders approved the current Distribution Policy at the Corporation’s 2007 annual meeting, held on May 30, 2007. The following important information has been provided about the Distribution Policy.

The Distribution Policy provides that in each year the Corporation will distribute quarterly to holders of Common Stock a minimum amount per share equal to 2.75% of the net asset value attributable to a share of the Common Stock on the last business day of the preceding calendar quarter. These amounts (approximately 11% annually) would consist of distributions of income and either one or both of net realized capital gains and returns of capital (i.e., a repayment of a stockholder’s original investment). Persons who periodically receive distribution payments consisting of a return of capital may be under the impression that they are receiving net profits on their investment when they are not. Stockholders should read carefully any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 of the 1940 Act, and should not assume that the source of any distributions from the Corporation under the Distribution Policy is net profits of the Corporation.

Distributions under the Distribution Policy are subject to applicable law and the Board’s right to suspend, modify or terminate the Distribution Policy in the event the Board determines that such action would be in the best interests of the Corporation. In addition, distributions will be made only when, as and if authorized by the Board and declared by the Corporation and after paying dividends on the Preferred Stock and interest and required principal payments on borrowings, if any.

The Distribution Policy, due to the restrictions of the 1940 Act, will initially be a “level distribution policy” as opposed to a “managed distribution policy.” As a “level distribution policy,” the Corporation’s distributions of net realized long-term capital gains are limited to once or twice a year whereas under a “managed distribution policy,” the Corporation would be permitted to regularly distribute net realized long-term capital gains. The Corporation intends to seek exemptive relief to enable it to operate the policy as a “managed distribution policy.” There is no guarantee that the Corporation will be granted such relief.

Implementation of the Distribution Policy may adversely affect the Corporation’s expense ratio, add to the record keeping requirements of holders of Common Stock and have adverse tax effects on holders of Common Stock if the Corporation has a net capital loss in any taxable year. In addition, the Corporation believes that some of its various plans will require revision or elimination due to an expected condition in its proposed application for exemptive relief from certain provisions of the 1940 Act in connection with the Distribution Policy. The Corporation does not expect to be able to continue to offer stockholders the ability to purchase shares of Common Stock from the Corporation for cash (including pursuant to the Automatic Check Service) or with dividends received by stockholders from other corporations. The Corporation may also suspend the Systematic Withdrawal Plan. The Corporation may seek to make similar services available to stockholders through an independent plan agent. These changes may increase costs to stockholders that participate in such plans as they may pay higher fees and expenses to their brokers or an independent plan agent for effecting purchases and sales of Common Stock than they currently pay pursuant to the various plans.

Taxes:  The Corporation intends to continue to qualify and elect to be treated as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the Corporation will generally be exempt from federal income taxes on its investment company taxable income and net capital gains realized during the year, if any, which it distributes to stockholders, provided that at least 90% of its investment company taxable income (which includes net short-term capital gains) is distributed to stockholders each year.

Qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements the Corporation must meet to qualify for such treatment. The information set forth below relates solely to the U.S. Federal income taxes on dividends and distributions by the Corporation and assumes that the Corporation qualifies as a regulated investment company.

Dividends on Common Stock or Preferred Stock from net investment income (other than “qualified dividend income”) and distributions from the excess of net short-term capital gains over net long-term capital losses are taxable to stockholders as ordinary income, whether received in cash or invested in additional shares. For taxable years beginning before January 1, 2011, qualified dividend income will be taxed at a reduced rate to individuals of generally 15% (5% for individuals in lower tax brackets). Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). The amount of dividend income that may be designated as “qualified dividend income” by the Corporation will generally be limited to the aggregate of the eligible dividends received by the Corporation. In addition, the Corporation must meet certain holding period requirements with respect to the shares on which the Corporation received the eligible dividends, and the non-corporate U.S. stockholder must meet certain holding period requirements with respect to the Corporation’s shares.

If for any year the Corporation does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to stockholders. Such distributions will generally be taxable to the stockholders as qualified dividend income and generally will be eligible for the dividends received deduction in the case of corporate stockholders.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over any net short-term capital losses) are taxable as long-term capital gains, whether received in cash or invested in additional shares, regardless of how long you have held your shares. Individual stockholders will be subject to federal income tax on distributions of net capital gains at a maximum rate of 15% if designated as derived from the Corporation’s capital gains from such assets held for more than one year and recognized in the taxable years beginning before January 1, 2011. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Stockholders receiving distributions in the form of additional shares issued by the Corporation will generally be treated for federal income tax purposes as having received a distribution in an amount equal to the cash that could have been elected to be received instead of the additional shares.

Dividends declared in October, November or December, payable to stockholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Corporation and received by each stockholder in December. Under this rule, therefore, stockholders may be taxed in one year on dividends or distributions actually received in January of the following year.

Distributions of Common Stock will be treated as if the stockholder received cash in amount equal to the fair market value of the distributed Common Stock on the date of such distribution. A stockholder will have a tax basis in the distributed shares of Common Stock equal to the fair market value of the Common Stock on the relevant distribution date and a stockholder’s holding period with respect to such Common Stock will begin the day following the distribution date for the Common Stock.

Any gain or loss you realize upon a sale or redemption of Common or Preferred Stock by a stockholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and as a short-term capital gain or loss if you held your shares for one year or less. Capital gain of a non-corporate U.S. stockholder that is recognized in a taxable year beginning before January 1, 2011 is generally taxed at a maximum rate of 15% in respect of shares held for more than one year. Net capital gain of a corporate stockholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distribution. No loss will be allowed on the sale or other disposition of shares of the Corporation if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, you acquire (such as through the Automatic Dividend Investment and Cash Purchase Plan), or enter into a contract or option to acquire, securities that are substantially identical to the shares of the Corporation.

The Corporation is subject to a 4% nondeductible excise tax on amounts required to be paid but not distributed under a prescribed formula. The formula requires payment to stockholders during a calendar year of distributions representing at least 98% of the Corporation’s ordinary income for the calendar year, at least 98% of its net capital gain income realized during the one-year period ending on October 31 during such year, and all ordinary income and net capital gain income for prior years that was not previously distributed. The Corporation intends to make sufficient distributions or deemed distributions of its ordinary income and net capital gain income prior to the end of each calendar year to avoid liability for the excise tax, but there is no assurance that the Corporation will be able to do so.

The tax treatment of the Corporation and of stockholders under the tax laws of the various states may differ from the federal tax treatment. You are urged to consult your own tax advisor regarding specific questions as to federal, state or local taxes, including questions regarding the alternative minimum tax.

The Corporation is required to withhold and remit to the U.S. Treasury Department a portion of taxable dividends and other reportable payments paid on your account if you provide the Corporation with either an incorrect Taxpayer Identification Number (this is your Social Security Number for individuals) or no number at all or you fail to certify that you are not subject to such withholding. You should be aware that, under regulations promulgated by the U.S. Treasury Department, the Corporation may be fined on an annual basis for each account for which a certified Taxpayer Identification Number or Social Security Number is not provided. The Corporation may charge you a service fee equal to such fine for accounts not having a certified Taxpayer Identification Number or Social Security Number, as applicable. Certificates will not be issued unless an account is certified.

INVESTMENT PLANS AND OTHER SERVICES

Automatic Dividend Investment and Cash Purchase Plan

The Automatic Dividend Investment and Cash Purchase Plan is available for any Common stockholder who wishes to purchase additional shares of the Corporation’s Common Stock with dividends or other cash payments on shares owned, with cash dividends paid by other corporations in which stock is owned or with cash funds. The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional shares of the Corporation. Details of the services offered under the Plan are given in the Authorization Form appearing in this Prospectus. Under the Plan, you appoint the Corporation as your purchase agent to receive or invest such dividends and cash funds forwarded by you for your accounts in additional shares of the Corporation’s Common Stock (after deducting a service charge), as described under “Method of Purchase” below. Funds forwarded by you under the Plan should be made payable to Tri-Continental Corporation and mailed to Tri-Continental Corporation, P.O. Box 9766, Providence, RI 02940-9766. Checks for investment must be in U.S. dollars drawn on a domestic bank. Credit card convenience checks and third party checks (i.e., checks made payable to a party other than Tri-Continental Corporation) may not be used to purchase shares under this Plan. You should direct all correspondence concerning the Plan to Seligman Data Corp., P.O. Box 9759, Providence, RI 02940-9759. At present, a service fee of up to a maximum of $2.00 will be charged for each cash purchase transaction. There is no charge for Automatic Dividend Investment. As of February 29, 2008, 20,257 stockholders, owning approximately 30,982,031 shares of Common Stock, were using the Plan. You may choose one or more of the services under the Plan and you may change your choices (or terminate participation) at any time by notifying SDC in writing. The Plan may be amended or terminated by written notice to Planholders.

Automatic Check Service

The Automatic Check Service enables you, if you are an Automatic Dividend Investment and Cash Purchase Planholder, to authorize checks to be drawn on your regular checking account at regular intervals for fixed amounts to be invested in additional shares of Common Stock for your account. An Authorization Form to be used to start the Automatic Check Service is included in this Prospectus.

Share Keeping Service

You may send certificates for shares of the Corporation’s Common Stock to SDC to be placed in your account. Certificates should be sent to Seligman Data Corp., 101 Sabin Street, Pawtucket, RI 02860-1427, with a letter requesting that they be placed in your account. You should not sign the certificates and they should be sent by certified or registered mail. Return receipt is advisable; however, this may increase mailing time. When your certificates are received by SDC, the shares will be entered in your Tri-Continental account as “book credits” and shown on the Statement of Account received from SDC. If you use the Share Keeping Service you should keep in mind that you must have a stock certificate for delivery to a broker if you wish to sell shares. A certificate will be issued and sent to you on your written or telephone request to SDC, usually within two business days of the receipt of your request. You should consider the time it takes for a letter to arrive at SDC and for a certificate to be delivered to you by mail before you choose to use this service.

Tax-Deferred Retirement Plans

Shares of the Corporation may be purchased for:

—Individual Retirement Accounts (IRAs) (available to current stockholders only);

—Savings Incentive Match Plans for Employees (SIMPLE IRAs);

—Simplified Employee Pension Plans (SEPs);

—Section 401(k) Plans for corporations and their employees; and

—Money Purchase Pension and Profit Sharing Plans for sole proprietorships, partnerships and corporations.

These types of plans may be established only upon receipt of a written application form. The Corporation may register an IRA investment for which an account application has not been received as an ordinary taxable account.

For more information, write Retirement Plan Services, Seligman Data Corp., P.O. Box 9759, Providence, RI 02940-9759. You may telephone toll-free by dialing (800) 445-1777 in the United States.

State Street Bank and Trust Company acts as trustee and custodian and performs other related services with respect to the Plans.

J. & W. Seligman & Co. Incorporated Matched Accumulation Plan

The Manager has a Matched Accumulation Plan (“Profit-Sharing Plan”) which provides that, through payroll deductions which may be combined with matching contributions and through any profit sharing distribution made by the Manager to the Profit-Sharing Plan, eligible employees of the Manager, Seligman Advisors, Inc. and Seligman Services, Inc. may designate that the payroll deductions and contributions made by the Manager and invested by the Plan trustee, be invested in certain investment companies for which the Manager serves as investment adviser. One such fund consists of Common Stock of the Corporation purchased by the trustee as described under “Method of Purchase.”

Seligman Data Corp. Employees’ Thrift Plan

SDC has an Employees’ Thrift Plan (“Thrift Plan”) which provides a systematic means by which savings, through payroll deductions, of eligible employees of SDC may be combined with matching contributions made by the company and invested by the Plan trustee, in certain investment companies for which the Manager serves as investment adviser, as designated by the employee. One such fund consists of Common Stock of the Corporation purchased by the trustee as described under “Method of Purchase.”

Method of Purchase

Purchases will be made by the Corporation from time to time on the New York Stock Exchange or elsewhere to satisfy cash purchase investments under the Automatic Dividend Investment and Cash Purchase Plan, tax-deferred retirement plans, and the investment plans noted above. Purchases will be suspended on any day when the closing price (or closing bid price if there were no sales) of the Common Stock on the New York Stock Exchange on the preceding trading day was higher than the net asset value per share (without adjustment for the exercise of Warrants remaining outstanding). If on the date shares are issuable to stockholders making Cash Purchase investments under the Plan (the “Issuance Date”), shares previously purchased by the Corporation are insufficient to satisfy Cash Purchase investments and on the last trading day immediately preceding the Issuance Date the closing sale or bid price of the Common Stock is lower than or the same as the net asset value per share, the Corporation will continue to purchase shares until a number of shares sufficient to cover all investments by stockholders has been purchased or the closing sale or bid price of the Common Stock becomes higher than the net asset value, in which case the Corporation will issue the necessary additional shares. If on the last trading date immediately preceding the Issuance Date, the closing sale or bid price of the Common Stock was higher than the net asset value per share, and if shares of the Common Stock previously purchased on the New York Stock Exchange or elsewhere are insufficient to satisfy Cash Purchase investments, the Corporation will issue the necessary additional shares from authorized but unissued shares of the Common Stock.

Shares will be issued on the dividend payable date or the Issuance Date at a price equal to the lower of (1) the closing sale or bid price, plus commission, of the Common Stock on the New York Stock Exchange on the ex-dividend date or Issuance Date or (2) the greater of the net asset value per share of the Common Stock on such trading day (without adjustment for the exercise of Warrants remaining outstanding) and 95% of the closing sale or bid price of the Common Stock on the New York Stock Exchange on such trading day. In the past, the Common Stock ordinarily has been priced in the market at less than net asset value per share.

The net proceeds to the Corporation from the sale of any shares of Common Stock to the Plans will be added to its general funds and will be available for additional investments and general corporate purposes. The Manager anticipates that investment of any proceeds, in accordance with the Corporation’s investment objective and policies, will take up to thirty days from their receipt by the Corporation, depending on market conditions and the availability of appropriate securities, but in no event will such investment take longer than six months. Pending such investment in accordance with the Corporation’s objective and policies, the proceeds will be held in U.S. Government Securities (which term includes obligations of the United States Government, its agencies or instrumentalities) and other short-term money market instruments.

If you are participating in the Automatic Dividend Investment and Cash Purchase Plan and your shares are held under the Plan in book credit form, you may terminate your participation in the Plan and receive a certificate for all or a part of your shares or have all or a part of your shares sold for you by the Corporation and retain unsold shares in book credit form or receive a certificate for any shares not sold. Instructions must be signed by all registered stockholders and should be sent to Seligman Data Corp., 101 Sabin Street, Pawtucket, RI 02860-1427. If you elect to have shares sold, you will receive the proceeds from the sale, less any brokerage commissions. Only participants whose shares are held in book credit form may elect upon termination of their participation in the Plan to have shares sold in the above manner. All other stockholders of the Corporation must sell shares through a registered broker/dealer. As an additional measure to protect you and the Corporation, SDC may confirm written instructions by telephone before sending your money when the value of the shares being sold is $25,000 or more, or when proceeds are directed to be paid to an address or payee different from that on our records. This will not affect the date on which your instruction to sell shares is actually processed. Whenever the value of the shares being sold is $50,000 or more, or the proceeds are to be paid or mailed to an address or payee different from that on our records, the signature of all stockholders must be guaranteed by an eligible financial institution including, but not limited to, the following: banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities Transfer Association Medallion Program, the Stock Exchanges Medallion Program or the New York Stock Exchange Medallion Signature Program. Notarization by a notary public is not an acceptable signature guarantee. The Corporation reserves the right to reject a signature guarantee where it is believed that the Corporation will be placed at risk by accepting such guarantee.

Systematic Withdrawal Plan

This Plan is available if you wish to receive fixed payments from your investment in the Common Stock in any amount at specified regular intervals. You may start a Systematic Withdrawal Plan if your shares of the Corporation’s Common Stock have a market value of $5,000 or more. Shares must be held in your account as book credits. SDC will act for you, make payments to you in specified amounts on either the 1st or 15th day of each month, as designated by you, and maintain your account.

Payments under the Systematic Withdrawal Plan will be made by selling exactly enough full and fractional shares of Common Stock to cover the amount of the designated withdrawal. Sales may be made on the New York Stock Exchange, to the agent or a trustee for one of the other Plans, or elsewhere. Payments from sales of shares will reduce the amount of capital at work and dividend earning ability, and ultimately may liquidate the investment. Sales of shares may result in gain or loss for income tax purposes. Withdrawals under this Plan or any similar withdrawal plan of any other investment company, concurrent with purchases of shares of the Common Stock or of shares of any other investment company, will ordinarily be disadvantageous to the Planholder because of the payment of duplicative commission or sales loads.

Limitations on Purchases and Sales under Plans

Purchases and sales of shares of the Corporation’s Common Stock through the foregoing plans (other than retirement plans) are limited to a total of 12,500 shares transacted per calendar quarter, subject to a maximum 40,000 shares per calendar year, per account (including any related accounts, e.g., those under the same social security number or tax identification number or otherwise under common control).

Stockholder Information

SDC maintains books and records for all of the Plans, and confirms transactions to stockholders. To insure prompt delivery of checks, account statements and other information, you should notify SDC immediately, in writing, of any address changes. If you close your account during any year, it is important that you notify SDC of any subsequent address changes to ensure that you receive a year-end statement and tax information for that year. You will be sent reports quarterly regarding the Corporation. General information about the Corporation may be requested by writing the Corporate Communications/Investor Relations Department, J. & W. Seligman & Co. Incorporated, 100 Park Avenue, New York, NY 10017 or by telephoning the Corporate Communications/ Investor Relations Department toll-free at (800) 221-7844 in the U.S. You may call (212) 850-1864 outside the

U.S. Information about your account (other than a retirement plan account), may be requested by writing Stockholder Services, Seligman Data Corp., at P.O. Box 9759, Providence, RI 02940-9759, or by telephone by dialing toll-free (800) 874-1092 in the U.S. or 212-682-7600 outside the U.S. For information about a retirement account, call Retirement Plan Services toll-free at (800) 445-1777 or write Retirement Plan Services, Seligman Data Corp. at the above address. SDC may be telephoned Monday through Friday (except holidays) between the hours of 8:30 a.m. and 6:00 p.m. Eastern time. Your call will be answered by a service representative.

24-hour automated telephone access is available by dialing (800) 622-4597 (within the United States) on a touchtone telephone, which provides instant access to price, account balance, most recent transaction and other information. In addition, you may request Account Statements and Form 1099-DIV.

ISSUANCE OF SHARES IN CONNECTION WITH ACQUISITIONS

The Corporation may issue shares of its Common Stock in exchange for the assets of another investment company in transactions in which the number of shares of Common Stock of the Corporation to be delivered will be generally determined by dividing the current value of the seller’s assets by the current per share net asset value or market price on the New York Stock Exchange of the Common Stock of the Corporation, or by an intermediate amount. In such acquisitions, the number of shares of the Corporation’s Common Stock to be issued will not be determined on the basis of the market price of such Common Stock if such price is lower than its net asset value per share, except pursuant to an appropriate order of the Securities and Exchange Commission or approval by stockholders of the Corporation, as required by law. The Corporation is not presently seeking to acquire the assets of any investment company, but it may acquire the assets of companies from time to time in the future.

Some or all of the stock so issued may be sold from time to time by the recipients or their stockholders through brokers in ordinary transactions on stock exchanges at current market prices. The Corporation has been advised that such sellers may be deemed to be underwriters as that term is defined in the 1933 Act.

TABLE OF CONTENTS OF THE

STATEMENT OF ADDITIONAL INFORMATION

Additional Investment Policies	2
Directors and Officers	6
Management of the Corporation	13
Portfolio Managers	14
Holdings of Preferred Stock, Common Stock and Warrants	15
Brokerage Allocation and Other Practices	16
Financial Statements	17
Custodian, Stockholder Service Agent and Dividend Paying Agent and Experts	17
Report of Independent Registered Public Accounting Firm on Financial Highlights—Senior Securities—$2.50 Cumulative Preferred Stock	18

To: Seligman Data Corp. P.O. Box 9759 Providence, Rhode Island 02940-9759

AUTHORIZATION FORM

for

AUTOMATIC DIVIDEND

INVESTMENT

AND CASH PURCHASE PLAN

•AUTOMATIC DIVIDEND INVESTMENT

•AUTOMATIC INVESTMENT OF OTHER CORPORATIONS’ DIVIDENDS

•CASH PURCHASE PLAN

•AUTOMATIC CHECK SERVICE

Date

Gentlemen:

I own shares of Tri-Continental Corporation Common Stock registered as shown below:

ACCOUNT REGISTRATION

Stockholder’s Name (print or type)	Stockholder’s Signature*
Co-Holder’s Name	Co-Holder’s Signature*
Address (street and number)	Taxpayer Identification Number
City State Zip Code	Stockholder Account Number, if known

*	If shares are held or to be held in more than one name, all must sign, and plural pronouns will be implied in the text. In the case of co-holders, a joint tenancy with right of survivorship will be presumed unless otherwise specified.

Under penalties of perjury I certify that the number shown on this form is my correct Taxpayer Identification Number (Social Security Number) and that I am not subject to backup withholding either because I have not been notified that I am subject to backup withholding as a result of failure to report all interest or dividends, or the Internal Revenue Service has notified me that I am no longer subject to backup withholding. I certify to my legal capacity to purchase or sell shares of the Corporation for my own Account, or for the Account of the organization named above. I have received a current Prospectus of the Corporation and appoint Seligman Data Corp. as my agent to act in accordance with my instructions herein.

Date	Stockholder’s Signature

I have read the Terms and Conditions of the Automatic Dividend Investment and Cash Purchase Plan and the current Prospectus, a copy of which I have received, and I wish to establish a Plan to use the Services checked below:

SERVICE(S) DESIRED

☐ Distribution Payment Options:

I wish to have my quarterly distributions paid as follows:

☐ Credited to my account in additional full and fractional shares.

☐ Credited 75% to my account in shares and 25% paid to me in cash.

☐ Credited 50% to my account in shares and 50% paid to me in cash.

☐ 100% paid to me in cash.

☐ Automatic Investment of Other Corporation’s Dividends

I intend to give orders for the payment of cash dividends from other corporations to be invested in shares of Tri-Continental Common Stock for my account.

Note:  Checks in payment of dividends from other corporations should indicate your name and Tri-Continental account number. The checks should be made payable to the order of Tri-Continental Corporation and be mailed to Seligman Data Corp., P.O. Box 9766, Providence, Rhode Island 02940-9766.

☐ Cash Purchases

I intend to send funds from time to time to be invested in shares of Tri-Continental Common Stock for my account.

Note:  Your checks should indicate your name and Tri-Continental account number. Make all checks payable to Tri-Continental Corporation and mail to Seligman Data Corp., P.O. Box 9766, Providence, Rhode Island 02940-9766.

☐ Automatic Check Service

I have completed the Authorization Form to have pre-authorized checks drawn on my regular checking account at regular intervals for investment in shares of Tri-Continental Common Stock

5/08

AUTHORIZATION FORM for AUTOMATIC CHECK SERVICE

To start your Automatic Check Service, fill out this form and forward it with an unsigned bank check from your regular checking account (marked “void”) to:

Seligman Data Corp.

P.O. Box 9759

Providence, Rhode Island 02940-9759

Date

Gentlemen:

I own shares of Tri-Continental Corporation Common Stock, registered as shown below, which are entered in the Automatic Dividend Investment and Cash Purchase Plan.

1.  Stockholder Account Number (if known)

2.  AUTOMATIC CHECK SERVICE

Please arrange with my bank to draw pre-authorized checks on my regular checking account and invest $                                     in shares of Tri-Continental Common Stock every:

☐  month                                                 ☐  3 months

I have completed the “Bank Authorization to Honor Pre-Authorized Checks” which appears below and have enclosed one of my bank checks marked “void.” I understand that my checks will be invested on the fifth day of the month and that I must remember to deduct the amount of my investment as it is made from my checking account balance.

BANK AUTHORIZATION TO HONOR PRE-AUTHORIZED CHECKS

To:

(Name of Bank)

(Address of Bank or Branch, Street, City, State and Zip)

Please honor pre-authorized checks drawn on my account by Seligman Data Corp., 100 Park Avenue, New York, NY 10017, to the order of Tri-Continental Corporation, and charge them to my checking account. Your authority to do so shall continue until you receive written notice from me revoking it. You may terminate your participation in this arrangement at any time by written notice to me. I agree that your rights with respect to each pre-authorized check shall be the same as if it were a check drawn and signed by me. I further agree that should any such check be dishonored, with or without cause, intentionally or inadvertently, you shall be held under no liability whatsoever.

Checking Account No.
Name(s) of Depositor(s)—Please Print	Signature(s) of Depositor(s)—As carried by Bank
Address (Street)	City State Zip Code

5/08

TERMS AND CONDITIONS

The Automatic Dividend Investment and Cash Purchase Plan provides Tri-Continental Common stockholders with four ways to add to their investments: 1) with Tri-Continental distributions, 2) with cash dividends from other corporations, 3) with cash payments, in any amount at any time, and 4) with cash provided by pre-authorized checks through the Automatic Check Service. A Planholder may use any or all of these Services, subject to the following terms and conditions:

1.  Seligman Data Corp. (“SDC”), as Plan service agent, will maintain accounts and confirm to Planholders, as soon as practicable after each investment, the number of shares of Common Stock acquired and credited to the accounts and the cost. Tri-Continental Corporation (the “Corporation”), as purchase agent, will purchase shares for Planholders except that Automatic Dividend Investment requirements are satisfied by newly issued shares. All checks for dividends payable by other corporations or for cash purchase payments sent by Planholders for investment in additional shares of Tri-Continental Common Stock should be drawn to the order of Tri-Continental Corporation and mailed to Seligman Data Corp., P.O. Box 9766, Providence, Rhode Island 02940-9766.

2.  Funds received by the Corporation for a Planholder will be combined with funds of other Planholders and those funds may be combined with funds available under the other Plans for the purchase of Tri-Continental Common Stock in order to minimize brokerage commissions on shares purchased. Shares will be purchased in accordance with the current Prospectus. Dividends from other corporations and purchase cash received from Planholders or through the Automatic Check Service will be invested at least once each 30 days.

3.  Shares will be issued under the Plan in accordance with the current Prospectus.

4.  No stock certificates will be delivered for shares acquired unless the Plan account is terminated or the Planholder requests their delivery by written or telephone request to SDC. The shares acquired will be held in each Planholder’s account as book credits.

5.  Certificates held by a Planholder, or subsequently received, may be sent to SDC for credit to a Plan account. A certificate for any full shares held in a Plan account will be issued at a Planholder’s request. The time required to obtain a certificate to sell through a broker, or for other purposes, will be that needed to send a written or telephone request to SDC to withdraw the certificate (normally two business days) and to mail the certificate to the Planholder through the U.S. Postal Service.

6.  A maximum service charge of $2.00 will be deducted before each investment is made for a Plan account. There is no charge for Automatic Dividend Investment.

7.  Applications for the Automatic Check Service are subject to acceptance by the Planholder’s bank and SDC. SDC will prepare Automatic Check Service checks with the same magnetic ink numbers that are on a Planholder’s check and will arrange with the Planholder’s bank to start the Service in accordance with the Planholder’s instructions. A minimum of 30 days from the date of receipt of an application by SDC is required to contact the bank and initiate the Service. If for any reason the bank is unable to honor a pre-authorized check request, the Planholder will be notified promptly.

Shares with a market value of at least two times the amount of the authorized checks must be held as book credits for the Planholder’s account by SDC. If any check is dishonored or if the value of shares held by SDC in an account falls below the required minimum, the Service may be suspended. The Service may be reinstated upon written request by the Planholder including an indication that the cause of the interruption has been corrected.

If a Planholder’s check is not honored by the Planholder’s bank at any time, SDC is authorized to sell exactly enough full and fractional shares from the Planholder’s account to equal the amount of the dishonored check.

8.  A Planholder or SDC may terminate a Plan account at any time upon notice in writing before the record date of a distribution by Tri-Continental. A Plan account will terminate automatically if the Planholder sells or transfers all of the shares in the Plan account. If a Plan account is terminated, a certificate for the full shares held may be issued and sent to the Planholder, and any fractional shares may be liquidated at the Planholder’s request. Terminating Planholders may elect to have all or part of their shares sold by the Corporation, if their shares are held in book credit form. If a Plan account is terminated between the record and payment dates of a distribution, the distribution payment will be made in cash.

9.  In acting under this Plan, the Corporation and SDC will be liable only for willful misfeasance or gross negligence.

10.  A Planholder may adopt or suspend one or more of the Plan Services by sending a revised Authorization Form or notice in writing to SDC. Any change relating to Automatic Dividend Investment will be effective for the distributions having a record date after the date that the change request is received by SDC.

11.  All additional shares registered in a Planholder’s name which are acquired under one or more of the Plan Services or by other means will participate automatically in each of the Plan services elected.

an investment you can live with

INVESTMENT MANAGER

J. & W. Seligman & Co.

Incorporated

STOCKHOLDER

SERVICE AGENT

Seligman Data Corp.

PORTFOLIO SECURITIES

CUSTODIAN

State Street Bank and

Trust Company

GENERAL COUNSEL

Sullivan & Cromwell LLP

Listed on the

New York Stock Exchange

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